                                                                     EXHIBIT 4.1
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
-----------------------

                                                                                                            COMMON SHARES
                                                           [LOGO] GLOBAL CROSSING (R)

   -- NUMBER --                                                                                                -- SHARES --

        GC

   ------------                                                                                                ------------

                                                            GLOBAL CROSSING LIMITED

                                                      ORGANIZED UNDER THE LAWS OF BERMUDA


                        THIS CERTIFICATE MAY BE PRESENTED
                     IN CANTON, MA, JERSEY CITY, NJ AND NEW                              SEE REVERSE FOR CERTAIN DEFINITIONS
                        YORK CITY, NY FOR THE PURPOSES OF                                         CUSIP G3921A 17 5
                                    TRANSFERS


                         THIS CERTIFIES THAT








                         IS THE OWNER OF


                                  FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE US $.01 PER SHARE, OF
                                                            GLOBAL CROSSING LIMITED


                     transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company,
                     copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

                          This certificate is not valid unless countersigned and registered by the Transfer
                          Agent and Registrar.
                          Witness the seal of the Company and the signatures of its duly authorized officers.

                     Dated:


                                                            GLOBAL CROSSING LIMITED


                                                                   BERMUDA
                                /s/ L.C. VAN WACHEM                  2002                      /s/ JOHN LEGERE

                               Chairman of the Board                                       Chief Executive Officer

                                                                       *

                     COUNTERSIGNED AND REGISTERED:
                           EquiServe Trust Company, N.A.
                                                   TRANSFER AGENT
                                                    AND REGISTRAR

                     BY

                               /s/ ILLEGIBLE
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

                             GLOBAL CROSSING LIMITED

     The Company will furnish without charge to each shareholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of shares or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT-________________Custodian________________
     TEN ENT - as tenants by the entireties                                  (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
               survivorship and not as tenants                          Act_____________________
               in common                                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ______________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

     ----------------------------------------



     ----------------------------------------


 _______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 _______________________________________________________________________________


 _______________________________________________________________________________


 _________________________________________________________________________shares represented by the within certificate, and do hereby irrevocably constitute and appoint

 ______________________________________________________________________ Attorney
 to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

 Dated  ________________________


                       _________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.